UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

ASTRIA THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on December 14, 2021 Your Vote Counts! ASTRIA THERAPEUTICS, INC. 2021 Special Meeting December 14, 2021 10:00 a.m. Eastern Time Astria Therapeutics, Inc. 100 High Street, 28th Floor Boston, MA 02110 ASTRIA THERAPEUTICS, INC. 100 HIGH STREET, 28TH FLOOR BOSTON, MA 02110 D62170-S34784 You invested in ASTRIA THERAPEUTICS, INC. and it’s time to vote! You have the right to vote on the proposal being presented at the Special Meeting. Get informed before you vote View the Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 30, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Vote in Person at the Meeting* December 14, 2021 10:00 a.m. Eastern Time Smartphone users Point your camera here and vote without entering a control number Vote in Advance of the Meeting Vote by December 13, 2021 11:59 p.m. Eastern Time Visit: www.ProxyVote.com Astria Therapeutics, Inc. 100 High Street, 28th Floor Boston, MA 02110*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. V1.1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.ProxyVote.com or request a paper copy free of charge (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Board Recommends Voting Items 1. To approve an amendment of our Amended and Restated 2015 Stock Incentive Plan to increase the number of shares available for issuance thereunder by 1,400,000 shares. For NOTE: The shares represented by the proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, the proxy will be voted FOR Item 1. If any other matters properly come before the meeting, the persons named in the proxy will vote in their discretion. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D62171-S34784